                                                               EXHIBIT (e)(1)(a)

                               THE MAINSTAY FUNDS
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                                   APPENDIX A

                          SERIES OF THE MAINSTAY FUNDS
                       TO WHICH THIS AMENDED AND RESTATED
                      MASTER DISTRIBUTION AGREEMENT APPLIES


SERIES                                                               DATE ADDED TO AGREEMENT
------                                                               -----------------------
MainStay Small Cap Growth Fund                                             June 1, 1998
MainStay Small Cap Value Fund                                              June 1, 1998
MainStay Mid Cap Growth Fund                                               December 11, 2000
MainStay Capital Appreciation Fund                                         January 1, 1994
MainStay Common Stock Fund                                                 June 1, 1998
MainStay Mid Cap Value Fund                                                June 1, 1998
MainStay MAP Fund                                                          June 9, 1999
MainStay Value Fund                                                        January 1, 1994
MainStay Convertible Fund                                                  January 1, 1994
MainStay Total Return Fund                                                 January 1, 1994
MainStay International Equity Fund                                         August 25, 1994
MainStay Global High Income Fund                                           June 1, 1998
MainStay High Yield Corporate Bond Fund                                    January 1, 1994
MainStay Diversified Income Fund                                           February 28, 1997
MainStay Government Fund                                                   January 1, 1994
MainStay Tax Free Bond Fund                                                January 1, 1994
MainStay Money Market Fund                                                 January 1, 1994
MainStay Large Cap Growth Fund                                             January 1, 2005


UPDATED June 28, 2005

APPENDIX B

SERIES WHICH HAVE ADOPTED RULE 12B-1 PLANS


MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund
MainStay Common Stock Fund
MainStay Mid Cap Value Fund
MainStay MAP Fund
MainStay Value Fund
MainStay Convertible Fund
MainStay Total Return Fund
MainStay International Equity Fund
MainStay Global High Income Fund
MainStay High Yield Corporate Bond Fund
MainStay Diversified Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Large Cap Growth Fund



UPDATED June 28, 2005


















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